SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2010
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064 (Commission File Number)	41-1580506 (IRS Employer Identification No.)
1650 W. 82nd Street, Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 21, 2010, Health Fitness Corporation (the “Company”) issued a joint press release with Trustmark Mutual Holding Company (“Trustmark”) announcing that on January 20, 2010, it had entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Trustco Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Trustmark (“Holdings”), and Trustco Minnesota, Inc., a Minnesota corporation and a wholly-owned subsidiary of Holdings (“Trustco Minnesota”).
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Important Information
The tender offer (the “Offer”) described in the press release for all of the outstanding shares of common stock of the Company has not yet commenced. Trustmark and its wholly-owned subsidiaries Holdings and Trustco Minnesota intend to file a Tender Offer Statement on Schedule TO (including an Offer to Purchase, Letter of Transmittal and related tender offer documents, the “Tender Offer Documents”) with the Securities and Exchange Commission (the “SEC”). The press release is for informational purposes only and does not constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of the Company, nor is it a substitute for the Tender Offer Documents. Investors and Company shareholders are strongly advised to read the Tender Offer Documents, the related Solicitation/Recommendation Statement on Schedule 14D-9 that will be filed by the Company with the SEC, and other relevant materials when they become available, because they will contain important information.
Investors and Company shareholders can obtain copies of these materials (and all other related documents filed with the SEC) when available, at no charge on the SEC’s website at www.sec.gov. Copies can also be obtained at no charge by directing a request to Trustmark Mutual Holding Company at Trustmark Companies, 400 Field Drive, Lake Forest, Illinois 60045, Attention: Carol Egan, or by phone at (847) 283-2520. Investors and Company shareholders may also read and copy any reports, statements and other information filed by Trustmark, Holdings, Trustco Minnesota or the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1     Joint Press Release issued by Trustmark Mutual Holding Company and Health Fitness Corporation on January 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 21, 2010

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins,
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
HEALTH FITNESS CORPORATION

Date of Report: January 20, 2010	Commission File No.: 0-25064

Exhibit No.	ITEM

99.1	Joint Press Release issued by Trustmark Mutual Holding Company and Health Fitness Corporation on January 21, 2010.